                                    POWER OF ATTORNEY

     The  undersigned  does hereby  appoint Bruce A. Albert, Andrea DeMar,
Yvette Kosic, Kevin P. Treanor, Michael T. Seeley and Anthony DeRose (and any
other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by one of the attorneys-in-fact), his true and lawful attorneys, and each of them his true and lawful  attorney, with power to act without the other, and with full power of substitution and resubstitution, to execute for him and in his name any Initial Statement of Beneficial Ownership of Securities on Form 3, any Statement of Changes in Beneficial Ownership on
Form 4 and any Annual Statement of Changes in Beneficial  Ownership on Form 5,
or any similar or successor form, which may be required to be filed by him with the Securities and Exchange Commission and any and all instruments necessary or incidental therewith, hereby granting unto said attorneys and each of them full power and  authority to do and perform in the name and on behalf of the undersigned, and in any and all capacities, every act and  thing  whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned  might or could do in person, hereby ratifying and approving the act of said attorneys and each of them.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal. This power of attorney shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom  power of  attorney  has been  hereby granted cease(s) to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates.

     In witness thereof the  undersigned  hereunto signed his name this 11th day of September, 2008.

                                                /s/ Christopher A.S. Crampton
                                                -------------------------------
                                                    Christoper A.S. Crampton